EXHIBIT 99.1

news release

FOR RELEASE AT 5:00 AM ET
October 23, 2023

Chevron Announces Agreement to Acquire Hess

•	World class assets and people strengthen long-term outlook
•	Cash flow per share accretion supports higher distributions to shareholders
•	Enhances and extends production and free cash flow growth outlook into 2030s
•	John Hess, Hess CEO, expected to join Chevron Board of Directors

SAN RAMON, Calif. & NEW YORK, October 23, 2023 — Chevron Corporation (NYSE: CVX) announced today that it has entered into a definitive agreement with Hess Corporation (NYSE: HES) to acquire all of the outstanding shares of Hess in an all-stock transaction valued at $53 billion, or $171 per share based on Chevron’s closing price on October 20, 2023. Under the terms of the agreement, Hess shareholders will receive 1.0250 shares of Chevron for each Hess share. The total enterprise value, including debt, of the transaction is $60 billion.

The acquisition of Hess upgrades and diversifies Chevron’s already advantaged portfolio. The Stabroek block in Guyana is an extraordinary asset with industry leading cash margins and low carbon intensity that is expected to deliver production growth into the next decade. Hess’ Bakken assets add another leading U.S. shale position to Chevron’s DJ and Permian basin operations and further strengthen domestic energy security. The combined company is expected to grow production and free cash flow faster and for longer than Chevron’s current five-year guidance. In addition, John Hess is expected to join Chevron’s Board of Directors.

“This combination positions Chevron to strengthen our long-term performance and further enhance our advantaged portfolio by adding world-class assets,” said Chevron Chairman and CEO Mike Wirth. “Importantly, our two companies have similar values and cultures, with a focus on operating safely and with integrity, attracting and developing the best people, making positive contributions to our communities and delivering higher returns and lower carbon.”

“Building on our track record of successful transactions, the addition of Hess is expected to extend further Chevron’s free cash flow growth,” said Pierre Breber, Chevron’s CFO. “With greater confidence in projected long-term cash generation, Chevron intends to return more cash to shareholders with higher dividend per share growth and higher share repurchases.”

“This strategic combination brings together two strong companies to create a premier integrated energy company,” CEO John Hess said. “I am proud of our people and what we have achieved as a company, which has one of the industry’s best growth portfolios including Guyana, the world’s largest oil discovery in the last 10 years, and the Bakken shale, where we are a leading oil and gas producer. Chevron has a world class diversified portfolio of assets and one of the industry’s strongest balance sheets and cash return profiles. I believe our strategic combination creates a company that is stronger in every respect, with the leadership, asset portfolio and financial resources to lead us through the energy transition and deliver significant shareholder value for years to come.”

-MORE- 1

NEWS RELEASE

Transaction Benefits

•	Strong strategic fit:
o	Guyana – 30% ownership in more than 11 billion barrels of oil equivalent discovered recoverable resource with high cash margins per barrel, strong production growth outlook and potential exploration upside.
o	Bakken – 465,000 net acres of high-quality, long-duration inventory supported by the integrated assets of Hess Midstream.
o	Complementary Gulf of Mexico assets and steady free cash flow from Southeast Asia natural gas business.
•	Accretive to cash flow per share and extends growth into 2030s:
o	Expected to be accretive to cash flow per share in 2025 after achieving synergies and start-up of the fourth floating production storage and offloading (FPSO) vessel in Guyana.
o	Increases Chevron’s estimated five-year production and free cash flow growth rates and expected to extend such growth into the next decade.
•	Increases cash returned to shareholders:
o	In January, Chevron expects to recommend an increase to its first quarter dividend per share of 8% to $1.63, which will be subject to the approval of the Chevron Board of Directors.
o	Post closing, Chevron intends to increase share repurchases by $2.5 billion to the top end of its guidance range of $20 billion per year in a continued upside oil price scenario.
•	Capital and cost efficient:

o   The combined company’s capital expenditures budget is expected to be between $19 and $22 billion.

o	With a stronger portfolio after closing, Chevron expects to increase asset sales and generate $10 to $15 billion in before-tax proceeds through 2028.
o	The transaction is expected to achieve run-rate cost synergies around $1 billion before tax within a year of closing.

Transaction Details

The acquisition consideration is structured with 100 percent stock utilizing Chevron’s equity. In aggregate, upon closing of the transaction, Chevron will issue approximately 317 million shares of common stock. Total enterprise value of $60 billion includes net debt and book value of non-controlling interest.

The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the first half of 2024. The acquisition is subject to Hess shareholder approval. It is also subject to regulatory approvals and other customary closing conditions.

The transaction price represents a premium of 10.3% on a 20-day average based on closing stock prices on October 20, 2023.

Advisors

Morgan Stanley & Co. LLC is acting as lead financial advisor to Chevron. Evercore also advised Chevron. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to Chevron. Goldman Sachs & Co. LLC is acting as lead financial advisor to Hess. J.P. Morgan Securities LLC also advised Hess. Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Hess.

-MORE- 2

NEWS RELEASE

Conference Call

Chevron will discuss its proposed acquisition of Hess with security analysts in a call today, Monday, October 23, 2023, at 7:30 a.m. ET. A webcast of the meeting will be available in a listen-only mode to individual investors, media, and other interested parties on Chevron’s website at www.chevron.com under the “Investors” section. Prepared remarks and presentation materials for today’s call will be available prior to the call at approximately 5:15 a.m. ET and located under “Events and Presentations” in the “Investors” section on the Chevron website.

About Chevron

Chevron is one of the world’s leading integrated energy companies. We believe affordable, reliable and ever-cleaner energy is essential to enabling human progress. Chevron produces crude oil and natural gas; manufactures transportation fuels, lubricants, petrochemicals and additives; and develops technologies that enhance our business and the industry. We aim to grow our traditional oil and gas business, lower the carbon intensity of our operations and grow new lower carbon businesses in renewable fuels, hydrogen, carbon capture, offsets and other emerging technologies. More information about Chevron is available at www.chevron.com.

About Hess

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas with leading positions offshore Guyana, the Bakken shale play in North Dakota, the deepwater Gulf of Mexico and the Gulf of Thailand. Globally, Hess is recognized as an industry leader in environmental, social and governance performance and disclosure. More information about Hess Corporation is available at www.hess.com.

###

Investor Contacts:

Jake Spiering

Chevron

invest@chevron.com

Jay Wilson

Hess

investorrelations@hess.com

Media Contacts:

Braden Reddall

Chevron

breddall@chevron.com

(925) 842 - 2209

Lorrie Hecker

Hess

hessexternalaffairs@hess.com

(212) 536 - 8250

-MORE- 3

NEWS RELEASE

NOTICE

As used in this news release, the term “Chevron” and such terms as “the company,” “the corporation,” “our,” “we,” “us” and “its” may refer to Chevron Corporation, one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.

Please visit Chevron’s website and Investor Relations page at www.chevron.com and www.chevron.com/investors, LinkedIn: www.linkedin.com/company/chevron, Twitter: @chevron, Facebook: www.facebook.com/chevron, and Instagram: www.instagram.com/chevron, where Chevron often discloses important information about the company, its business, and its results of operations.

Non-GAAP Financial Measures - This news release includes free cash flow. Free cash flow is defined as net cash provided by operating activities less capital expenditures and generally represents the cash available to creditors and investors after investing in the business. The company believes this measure useful to monitor the financial health of the company and its performance over time.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements and other forward-looking statements in this document by words such as “expects,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential transaction, including the expected time period to consummate the potential transaction, and the anticipated benefits (including synergies) of the potential transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chevron and Hess, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by Chevron and Hess; potential delays in consummating the potential transaction, including as a result of regulatory approvals; Chevron’s ability to integrate Hess’ operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against Chevron and Hess or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of Chevron or Hess and potential difficulties in Hess employee retention as a result of the transaction, as well as the risk of disruption of Chevron’s or Hess’ management and business disruption during the pendency of, or following, the potential transaction; the receipt of required Chevron Board of Directors’ authorizations to implement capital allocation strategies, including future dividend payments; uncertainties as to whether the potential transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the potential transaction which are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed acquisition on the market price of Chevron’s or Hess’ common stock and/or operating results; rating agency actions and Chevron’s and Hess’ ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Hess’ control; legislative, regulatory and economic developments targeting public companies in the oil and gas industry; and the risks described in Part I, Item 1A “Risk Factors” of (i) Chevron’s Annual Report on Form 10-K for the year ended December 31, 2022 and (ii) Hess’ Annual Report on Form 10-K for the year ended December 31, 2022, and, in each case, in subsequent filings with the U.S. Securities and Exchange Commission (“SEC”). Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Chevron nor Hess assumes an obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof.

-MORE- 4

NEWS RELEASE

CAUTIONARY NOTE TO INVESTORS

This communication uses certain terms relating to resources other than proved reserves, such as unproved reserves or resources. Investors are urged to consider closely the oil and gas disclosures in Hess’ Annual Report on Form 10-K, File No. 1-1204, available from Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036 c/o Corporate Secretary and on our website at www.hess.com. You can also obtain this form from the SEC on the EDGAR system.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the potential transaction, Chevron expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Hess. After the registration statement is declared effective, Hess will mail a definitive proxy statement/prospectus to stockholders of Hess. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Hess may file with the SEC and send to Hess’ stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND HESS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Chevron or Hess through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron will be available free of charge on Chevron’s website at http://www.chevron.com/investors. Copies of the documents filed with the SEC by Hess will be available free of charge on Hess’ website at http://www.hess.com/investors.

Chevron and Hess and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Chevron is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 12, 2023. Information about the directors and executive officers of Hess is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 24, 2023, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

5